SCHEDULE 14A

(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934

Filed by the Registrant	X
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Check the appropriate box:
	Preliminary Proxy Statement	Confidential, for use of the Commission Only (as permitted by Rule 14a06(e)(2)
X	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TRAINER WORTHAM FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Trainer Wortham Funds

845 Third Avenue, 6th Floor

New York, New York 10022

August 30, 2002

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of two of the mutual funds that comprise Trainer Wortham Funds (the "Trust") and are advised by Froley, Revy Investment Company, Inc.: Froley, Revy Convertible Securities Fund and Froley, Revy Investment Grade Convertible Securities Fund (each a "Fund"). The meeting is being called in order to consider: (i) the proposed approval of a new investment advisory agreement for each of the Funds, and (ii) the proposed approval of a new sub-investment advisory agreement for each of the Funds.

Please review this proxy statement and sign and return the proxy card today. Please be sure to sign and return each proxy card regardless of how many you receive.

The Board of Trustees of the Trust has unanimously approved these proposals and recommends a vote "FOR" each of the proposals. If you have any questions regarding any of the issues to be voted on or need assistance in completing your proxy card, please contact David Johnson, Chief Operating Officer at Froley, Revy at (800) 544-1559.

Sincerely,

[Signature block]

_________________

David P. Como

Chairman of the Board

TRAINER WORTHAM FUNDS

FROLEY, REVY CONVERTIBLE SECURITIES FUND

FROLEY, REVY INVESTMENT GRADE CONVERTIBLE SECURITIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Trainer Wortham Funds:

Notice is hereby given that a Special Meeting of Shareholders of the Trainer Wortham Funds (the "Trust"), will be held on September 30, 2002, at 2:00 P.M. Eastern Time (the "Meeting"), in the offices of the Trust at 845 Third Avenue, 6th Floor, New York, New York 10022, for the purpose of considering and acting on the following matters:

1.     To approve investment advisory agreements between the Trust on behalf of two of its series, Froley, Revy Convertible Securities Fund and Froley, Revy Investment Grade Convertible Securities Fund, and Froley, Revy Investment Company, Inc. ("Froley, Revy");

2.     To approve sub-investment advisory agreements between Froley, Revy and Trainer Wortham & Co., Inc. ("Trainer Wortham") with respect to Froley, Revy Convertible Securities Fund and Froley, Revy Investment Grade Convertible Securities Fund; and

3.      To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The close of business on July 19, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

By Order of the Trustees,

MARY JANE MALONEY

Secretary

August 30, 2002

YOUR VOTE IS IMPORTANT

In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.

TRAINER WORTHAM FUNDS

845 THIRD AVENUE, 6th FLOOR

NEW YORK, NEW YORK 10022

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

of

FROLEY, REVY CONVERTIBLE SECURITIES FUND

FROLEY, REVY INVESTMENT GRADE CONVERTIBLE SECURITIES FUND

This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Trainer Wortham Funds, a Delaware business trust comprised of several separate series (the "Trust"), to be used in connection with a Special Meeting of Shareholders of two of the Trust's series, Froley, Revy Convertible Securities Fund ("Convertible Securities Fund") and Froley, Revy Investment Grade Convertible Securities Fund ("Investment Grade Convertible Securities Fund") (each a "Fund" or collectively, the "Froley, Revy Funds") to be held on September 30, 2002. Only persons who are shareholders of the Froley, Revy Funds as of July 19, 2002 (the "Record Date") will be entitled to notice of and to vote at the Meeting.

The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement. The mailing address of the principal executive offices of the Trust is: 845 Third Avenue, 6th Floor, New York, New York 10022. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Trust is August 30, 2002.

The Trustees are recommending that shareholders consider the following proposals:

Proposal	Funds Affected
1. To consider the approval of investment advisory agreements on the same terms to the investment advisory agreements now in effect;	Convertible Securities Fund Investment Grade Convertible Securities Fund
2. To consider the approval of sub-investment advisory agreements on the same terms to the sub-investment advisory agreements now in effect; and	Convertible Securities Fund Investment Grade Convertible Securities Fund
3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting.	Convertible Securities Fund Investment Grade Convertible Securities Fund

Only shareholders of record of the Froley, Revy Funds at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either submit to the Trust a subsequently dated proxy, deliver to the Trust a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of each of the Funds shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

The Trust will furnish, without charge, a copy of the Trust's most recent annual report to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling toll-free (866) 893-8637. The annual report will be mailed to you by first-class mail within three business days of your request.

INTRODUCTION

The Board of Trustees of the Trust is proposing that shareholders of the Froley, Revy Funds approve new investment advisory agreements between the Trust, on behalf of each Fund, and Froley, Revy Investment Company, Inc. ("Froley, Revy") that will take effect when approved by shareholders (the "New Advisory Agreements"). First Republic Bank acquired control of Froley, Revy on May 16, 2002 through a merger transaction as more fully discussed below (the "Transaction"). As a result of the Transaction, the Board of Trustees is also proposing that shareholders of the Funds approve new sub-investment advisory agreements between Froley, Revy and Trainer Wortham & Co., Inc. ("Trainer Wortham") with respect to each of the Funds ("New Sub-Advisory Agreements") (collectively with the New Advisory Agreements, the "New Agreements").

The form of New Advisory Agreement for the Convertible Securities Fund with Froley, Revy is attached hereto as Exhibit A and the form of the New Advisory Agreement for the Investment Grade Convertible Securities Fund with Froley, Revy is attached hereto as Exhibit B. The form of New Sub-Advisory Agreement between Froley, Revy and Trainer Wortham with respect to the Convertible Securities Fund is attached hereto as Exhibit C and the form of New Sub-Advisory Agreement between Froley, Revy and Trainer Wortham with respect to the Investment Grade Convertible Securities Fund is attached hereto as Exhibit D.

Summary of Transaction

As a result of the Transaction, First Republic Bank has acquired control of the assets of Froley, Revy. Southwest Asset Management Company ("SAMCO") owned 100% of the outstanding shares of Froley, Revy. First Republic Bank owned 19.9% of SAMCO's outstanding common stock prior to the Transaction, and, pursuant to the Transaction, First Republic Bank acquired the remaining 80.1% of SAMCO's outstanding common stock. Andrea Revy O'Connell, Vice President of the Trust and the president and chief executive officer of Froley, Revy, also owned 26.2% of the outstanding shares of SAMCO. In addition, George A. Froley, III, principal and chairman of both Froley, Revy and SAMCO, also serves as a Trustee of the Trust. Due to their relationships with Froley, Revy and SAMCO, Ms. O'Connell and Mr. Froley have directly received payment from First Republic Bank in exchange for the assets of Froley, Revy in an amount mutually agreed upon by the parties to the Transaction that is deemed to be equitable. Ms. O'Connell has remained an employee of Froley, Revy and she will continue to serve as Vice President of the Trust. Furthermore, Mr. Froley has maintained his position with Froley, Revy and will remain a Trustee of the Trust following the Transaction.

First Republic Bank is a New York Stock Exchange-traded commercial bank and wealth management firm. The Bank specializes in providing wealth management services, including private banking, investment management, trust, brokerage and real estate lending. Headquartered at 111 Pine Street, San Francisco, California 94111, First Republic Bank provides services online and has offices in California, Nevada and New York and has approximately $4.6 billion in assets as of June 30, 2002. The acquisition of Froley, Revy by the Bank is expected to further expand Froley, Revy's distribution opportunities.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY

and

PROPOSAL 2: APPROVAL OF NEW SUB-INVESTMENT ADVISORY CONTRACTS

Froley, Revy currently serves as Investment Advisor to the Froley, Revy Funds pursuant to existing Investment Advisory Agreements with Froley, Revy (the "Current Advisory Agreements"). In addition, Froley, Revy has entered into Sub-Investment Advisory Agreements with Trainer Wortham with regard to each of the Froley, Revy Funds ("Current Sub-Advisory Agreements") (collectively with the Current Advisory Agreements, the "Current Agreements"). Because First Republic Bank has acquired all of the assets and certain liabilities of Froley, Revy, the Transaction resulted in a change in control of the ownership of Froley, Revy. This change in control of Froley, Revy constitutes an assignment (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of each of the Current Agreements. As required under the 1940 Act, each of the Current Agreements provide for automatic termination in the event of an "assignment."

Considerations under the 1940 Act

Section 15(a) of the 1940 Act prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written agreement that has been approved by the shareholders of the investment company. Section 15(a) also provides for the automatic termination of such agreements upon their assignment. An assignment is deemed to include any change of control of an investment advisor or sub-advisor. Accordingly, the Current Agreements terminated upon their assignment due to the change in control of Froley, Revy that occurred as a result of the Transaction on May 16, 2002.

Rule 15a-4 under the 1940 Act provides that, subject to certain conditions, an advisor or sub-advisor may continue its investment advisory services to a fund after an assignment of an advisory agreement so long as an "interim" agreement is approved by the fund's board of directors and such interim agreement contains the required provisions provided in Rule 15a-4. Such an interim agreement may be in effect no more than 150 days following the date on which the previous agreement terminated. The provision, therefore, provides a fund the opportunity to seek shareholder approval of a new investment advisory agreement that will continue beyond the 150 day limit on the interim agreement.

The Current Agreements

The Current Advisory Agreements, which are both dated August 1, 2000, were last approved by each Fund's shareholders on August 1, 2000. Under those Agreements, Froley, Revy provides a continuous investment program for the Funds, including investment research and day-to-day management of the Froley, Revy Funds' assets, determines from time to time what securities and other investments will be purchased, retained or sold by a Fund, and arranges for the execution of portfolio transactions through broker-dealers selected by Froley, Revy. For these services, Convertible Securities Fund pays Froley, Revy an investment advisory fee at an annual rate of 0.625% of its average daily net assets and Investment Grade Convertible Securities Fund pays Froley, Revy an investment advisory fee at an annual rate of 0.50% of its average daily net assets.

With respect to the Convertible Securities Fund, for the fiscal period ended June 30, 2002, Froley Revy was entitled to receive fees of $94,828, of which $42,236 was waived. The Advisor has entered into an expense limitation agreement with respect to the Fund for the Fund's current fiscal year pursuant to which the Advisor has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total operating expenses of the Class A shares and the Class B shares of the Fund to 1.50% and 2.00%, respectively, of the Fund's average daily net assets. The Operating Expense Agreement provides that any fees waived and/or operating expenses reimbursed by Froley, Revy during a fiscal year of the Fund may be recouped by the Advisor during the three subsequent years to the extent that the Fund's aggregate operating expenses do not exceed the stated annual expense limitation. As of June 30, 2002 the Advisor had unrecouped fee waivers and/or expense reimbursements of $83,033, which may be recouped through June 30, 2005.

As of the date of this proxy statement, the Investment Grade Convertible Securities Fund has not commenced investment operations.

Under the terms of the Current Sub-Advisory Agreements, which are also both dated August 1, 2000 and were last approved by Shareholders on August 1, 2000, Trainer Wortham acts as the Sub-Investment Advisor to each of the Froley, Revy Funds. In this regard, Trainer Wortham assists Froley, Revy in providing a continuous investment program for the Funds, including investment research with respect to each Fund's assets. Trainer Wortham may assist Froley, Revy in determining from time to time what securities and other investments will be purchased, retained or sold by a Fund, and may place such orders through broker-dealers selected by Trainer Wortham. For its services, Froley, Revy pays Trainer Wortham up to 0.0625% of the Convertible Securities Fund's average daily net assets and up to 0.05% of the Investment Grade Convertible Securities Fund's average daily net assets.

The Interim Agreements

Pursuant to Rule 15a-4, the Trustees met on January 29, 2002 to approve interim agreements for the Froley, Revy Funds for the period between the completion of the Transaction and the approval of the New Agreements by shareholders of the Funds ("Interim Agreements"). The Interim Agreements commenced upon closing of the Transaction on May 16, 2002 and will be in effect until the sooner of 150 days after they commence or the date on which shareholders of the Froley, Revy Funds vote to approve the New Agreements for each of the Funds, as described herein. Fees to be paid to Froley, Revy and Trainer Wortham under the respective Interim Agreements will be deposited in a separate escrow account with custodian for the Funds.

The Interim Agreements consist of the same terms and conditions as the Current Agreements. Pursuant to the Interim Advisory Agreements, Froley, Revy provides advisory services to the Froley, Revy Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. Froley, Revy is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades. Pursuant to the Interim Sub-Advisory Agreements, Trainer Wortham assists Froley Revy with advisory services to the Froley, Revy Funds and is responsible for the management of each Fund's portfolio, including decisions regarding purchases and sales of portfolio securities, and for executing any portfolio transactions on behalf of the Funds. The fees payable to Froley, Revy and Trainer Wortham under the Interim Agreements are the same as under the respective Current Agreements and also will remain the same under the proposed New Agreements, as described below.

Shareholders of the Froley, Revy Funds are not being asked to approve the Interim Agreements. However, in order for Froley, Revy to continue to provide investment advisory services to the Froley, Revy Funds following the expiration of the Interim Agreements, the shareholders of each Fund must approve that Fund's New Agreements.

The New Agreements

On January 29, 2002 the Trustees met to consider the Transaction and its effect on the Trust and the investment management arrangements with Froley, Revy. In addition to the Interim Agreements described above, the Trustees, including those Trustees who are not interested persons (as that term is defined in Section 2(a)(14) of the 1940 Act) of the Trust ("Independent Trustees"), unanimously approved, subject to the required shareholder approval described herein, the proposed New Advisory Agreements between Froley, Revy and the Trust, on behalf of each of the Froley, Revy Funds and the proposed New Sub-Advisory Agreements between Froley, Revy and Trainer Wortham for the benefit of each Fund. The Trustees are recommending that shareholders approve the New Advisory Agreements and New Sub-Advisory Agreements.

At the January meeting, Froley, Revy advised the Trustees that, in connection with carrying out the Transaction, Froley, Revy intends to rely on Section 15(f) of the 1940 Act that provides a non-exclusive safe harbor for an investment adviser to an investment company (together with any of the investment adviser's affiliated persons (as defined in the 1940 Act)) to receive compensation or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the Trustees must be persons who are not "interested persons" of the predecessor or successor adviser. Froley, Revy and First Republic Bank have indicated that they intend to comply with this 75% requirement with respect to the Trustees of the Funds for the three year period following the Transaction.

The second condition of Section 15(f) is that, for a period of two years following an acquisition, there must not be imposed on the Froley, Revy Funds any "unfair burden" as a result of the acquisition or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an investment adviser, or any interested person of the investment adviser, would receive or be entitled to receive any compensation, directly or indirectly, from either of the Funds or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of each Fund (other than bona fide ordinary compensation as principal underwriter for the Funds). In this regard, the Trustees noted that no special compensation arrangements were contemplated in connection with the Transaction.

The New Agreements are essentially identical to the Current Agreements and differ only with respect to certain non-material matters. Under the proposed New Advisory Agreements, the investment advisory fees will not change and therefore will remain payable at an annual rate of 0.625% of the average daily net assets for Convertible Securities Fund and 0.50% of the average daily net assets for Investment Grade Convertible Securities Fund. Likewise, Froley, Revy will continue to compensate Trainer Wortham at an annual rate of up to .0625% of the average daily net assets for Convertible Securities Fund and up to 0.05% of the average daily net assets for Investment Grade Convertible Securities Fund.

Furthermore, the level of services provided by Froley, Revy and Trainer Wortham on behalf of each of the Funds will remain unaffected under the New Agreements. Both firms will continue to provide a continuous investment program for each Fund, including investment research and day-to-day management of the Froley, Revy Funds' assets, determine from time to time what securities and other investments will be purchased, retained or sold by a Fund, and arrange for the execution of portfolio transactions through broker-dealers selected by that investment advisor.

The Trustees' Considerations and Recommendations

In approving each New Advisory Agreement and determining to submit it to shareholders for approval, the Trustees concluded that the compensation to be paid by each Fund to Froley, Revy under the New Advisory Agreements is fair and reasonable. In making this determination, the Trustees considered several factors. The factors considered by the Trustees included: (1) the investment management fees payable under the Current Advisory Agreements and those payable under the New Advisory Agreements; (2) the current efforts and expenses of Froley, Revy in rendering its services to the Funds and the proposed efforts and expenses of Froley, Revy as a subsidiary of First Republic Bank in rendering services to the Funds; (3) the nature, quality and extent of the services currently provided by Froley, Revy to the Funds and the nature, quality and extent of the services to be provided by Froley, Revy as a subsidiary of First Republic Bank under the New Advisory Agreements; and (4) the fees charged by investment managers operating funds with similar investment objectives. The Trustees also took notice of the fact that the investment advisory fees stated under each New Advisory Agreement are the same as those paid under the Current Advisory Agreements.

In approving each New Sub-Advisory Agreement and determining to submit it to shareholders for approval, the Trustees concluded that the compensation to be paid to Trainer Wortham under the New Sub-Advisory Agreements for the benefit of each Fund is fair and reasonable. In making this determination, the Trustees considered several factors. The factors considered by the Trustees included: (1) the investment management fees payable under the Current Sub-Advisory Agreements and those payable under the New Sub-Advisory Agreements; (2) the current efforts and expenses of Trainer Wortham in rendering its services to the Funds; (3) the nature, quality and extent of the services currently provided by Trainer Wortham to the Funds; and (4) the fees charged by investment managers operating funds with similar investment objectives. The Trustees also took notice of the fact that the investment advisory fees stated under each New Sub-Advisory Agreement are the same as those paid under the Current Sub-Advisory Agreements.

In addition, in considering whether to approve the New Agreements, the Trustees placed special emphasis on the fact that Ms. O'Connell will continue serving as the Vice President of the Trust and Mr. Froley will continue to serve as a Trustee of the Trust. The Trustees were informed by Ms. O'Connell that Froley, Revy, as a wholly-owned subsidiary of the First Republic Bank, intends to continue, without interruption, the advisory services on behalf of the Froley, Revy Funds. First Republic Bank has acquired Froley, Revy's rights and interests in the name "Froley, Revy."

In the event that the shareholders of the Froley, Revy Funds do not approve the New Agreements, the Trustees will consider what other action is appropriate based upon their determination of the best interests of the shareholders of each Fund.

More about the Advisor and Sub-Advisor

Froley, Revy, a California corporation, serves as the Investment Advisor to the Froley, Revy Funds. Froley, Revy is located at 10900 Wilshire Blvd., Suite 900, Los Angeles, CA 90024. The firm serves as investment advisor to the Froley, Revy Funds and to separately managed accounts.

The directors of Froley, Revy are George A. Froley, III, Andrea Revy O'Connell, James H. Herbert, II, Katherine August de-Wilde, Edward J. Dobranski and David B. Johnson. Ms. Revy O'Connell is also the principal executive officer of Froley, Revy, serving as the firm's president and chief executive officer. Mr. Froley is also a Trustee of the Trust and Ms. Revy is a Vice President of the Trust. The address and principal occupations of these persons are set forth in the table below.

Froley, Revy's Principal Executive Officers and Directors
Director/Principal Officer	Address	Principal Occupation
George A. Froley, III Director	10900 Wilshire Blvd., Ste. 900 Los Angeles, CA 90024	Chairman of Froley, Revy Investment Company, Inc.

Andrea Revy O'Connell Director	10900 Wilshire Blvd., Ste. 900 Los Angeles, CA 90024	Senior Portfolio Manager, President and Chief Executive Officer of Froley, Revy Investment Company, Inc.

James H. Herbert, II Director	111 Pine Street San Francisco, CA 94111	President, Chief Executive Officer of First Republic Bank

Katherine August-deWilde Director	111 Pine Street San Francisco, CA 94111	Executive Vice President and Chief Operating Officer of First Republic Bank

Edward J. Dobranski Director	111 Pine Street San Francisco, CA 94111	Senior Vice President, Secretary and General Counsel of First Republic Bank

David B. Johnson Director	10900 Wilshire Blvd., Ste. 900 Los Angeles, CA 90024	Senior Vice President and Chief Operating Officer of Froley, Revy Investment Company, Inc.

Trainer Wortham, located at 845 Third Avenue, 6th Floor, New York, NY 10022, serves as the Sub-Investment Advisor to the Froley, Revy Funds. The firm serves as investment adviser to the Trust's other two series and to separately managed accounts, as well as sub-investment adviser to the Froley, Revy Funds. Organized in 1998, Trainer Wortham continues an investment counseling business, which began in 1924 as Trainer & Associates. The Advisor manages approximately $3.7 billion in assets as of June 30, 2002 and is a wholly owned subsidiary of First Republic.

The directors of Trainer Wortham are A. Alexander Arnold III, Katherine August-deWilde, David P. Como, James P. Conn, H. Williamson Ghriskey, Jr., James H. Herbert, II, John D. Knox, Charles V. Moore and Roger O. Walther. Mr. Moore is also the firm's president. Mr. Como, Managing Director of Trainer Wortham, is the Chairman, Chief Investment Officer and a Trustee of the Trust. John D. Knox is a Vice President and Portfolio Manager of the Trust. The address and principal occupations of these persons are set forth in the table below.

Trainer Wortham's Principal Executive Officers and Directors
Director/Principal Officer	Address	Principal Occupation

Charles V. Moore Chairman and President	845 Third Avenue New York, NY 10022	Chairman, President of Trainer Wortham & Co., Inc.; Managing Director since 1967

A. Alexander Arnold Director	845 Third Avenue New York, NY 10022	Managing Director of Trainer Wortham since 1969

Katherine August-deWilde Director	111 Pine Street San Francisco, CA 94111	Executive Vice President and Chief Operating Officer of First Republic Bank

James P. Conn Director	949 Chiltern Hillsborough, CA 94010	Retired, Director of First Republic Bank and Trainer Wortham

David P. Como Director	111 Pine Street San Francisco, CA 94111	Managing Director of Trainer Wortham & Co., Inc. since 1969

H. Williamson Ghriskey, Jr. Director	845 Third Avenue New York, NY 10022	Managing Director of Trainer Wortham & Co., Inc. since 1978

James H. Herbert, II Director	111 Pine Street San Francisco, CA 94111	President, Chief Executive Officer of First Republic Bank

John D. Knox Director	845 Third Avenue New York, NY 10022	Managing Director of Trainer Wortham & Co., Inc. since 1995; Portfolio Manager of Trainer Wortham Total Return Bond Fund

Roger O. Walther Director	3636 Buchanan Street San Francisco, CA 94123	Chairman of First Republic Bank and Director of Trainer Wortham and Co., Inc.

Joanne Pietrini-Smith Chief Administrative Officer	845 Third Avenue New York, NY 10022	Chief Administrative Officer of Trainer Wortham & Co. and President, Chief Executive Officer and Chief Administrative Officer of Trainer Wortham Funds

REQUIRED VOTE

Each Fund will vote separately with respect to the approval of its New Advisory Agreement with Froley, Revy, as well as with respect to the approval of the New Sub-Advisory Agreement between Froley, Revy and Trainer Wortham. The approval of each New Agreement requires the affirmative vote of a majority of the respective Funds' outstanding voting securities, which is defined in the 1940 Act to mean the vote of:

(i)  67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or

(ii) more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW AGREEMENTS BEING CONSIDERED UNDER THIS PROPOSAL. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

OTHER INFORMATION

Share Ownership of The Funds

The total number of shares outstanding of each Fund as of the Record Date is as follows:

Fund	Shares Outstanding
Convertible Securities Fund	2,092,400
Investment Grade Convertible Securities Fund	1

The following table sets forth the information concerning beneficial ownership, as of the Record Date, of the Funds' shares by each person or entity who beneficially owns more than five percent of the voting securities of each Fund:

Fund	Name and Address of Beneficial Owner	Amount of Record or Beneficial Ownership	Percent of Class
Convertible Securities Fund	Casper College Foundation 125 College Drive Casper, Wyoming 82601	227,085	10.85%
	M. Inge Johnstone as Trustee for M. Inge Johnstone Family Trust c/o Bay Bank Trust Dept. P.O. Box 59350 Panama City, FL 32412-0350	225,648	10.78%
	PFPC Trust Co. C/F IRA FBO Dan Neuhar P.O. Box 16277 Beverly Hills, CA 90209	179,143	8.56%
	PFPC Trust Co. C/F IRA FBO Michel Bernstein P.O. Box 16277 Beverly Hills, CA 90209	169,005	8.08%
	Wallette A. Shidler 810 Richards Street, Suite 1000 Honolulu, HI 96813	147,180	7.03%
	Dan Neuhar as Trustee for Dan and Carol Neuhar Living Trust P.O. Box 16277 Beverly Hills, CA 90209	133,960	6.40%
	Ronald W. Bell as Trustee for Tyler Marital Trust "C" 11573 Los Osos Valley Rd. San Luis Obispo, CA 93405	129,718	6.20%
	PFPC Trust Co. C/F IRA for the benefit of Marvin M. Gladstone 2542 Circle Drive Newport Beach, CA 92663	117,425	5.61%

Investment Grade Convertible Securities Fund	Froley, Revy Investment Company, Inc. 10900 Wilshire Blvd., Ste. 900 Los Angeles, CA 90024	1	100%

The Trust's Principal Underwriter and Administrator

PFPC Distributors, Inc. is the Funds' distributor and PFPC Inc. is the Funds' administrator. Both are located at 3200 Horizon Drive, King of Prussia, PA 19406.

Manner of Voting Proxies

All proxies received will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR Proposals 1 and 2.

Management knows of no other matters to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is Management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of the Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposals set forth in the Notice of Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received, and it is otherwise appropriate.

Submission of Certain Proposals

Shareholder proposals for presentation at a future shareholders' meeting must be received by each Fund by a reasonable time prior to the Funds' solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements, and there is no guarantee that any proposal will be presented at a shareholder meeting.

Additional Information

The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement and other expenses relating to the Meeting will be borne jointly by Froley, Revy and First Republic Bank. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, or interview by officers of the Funds and/or employees of Froley, Revy. You may contact Mary Jane Maloney, Secretary of the Trust at (866) 893-8637.

IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY

August 30, 2002

Exhibit A

INVESTMENT ADVISORY AGREEMENT FOR THE FROLEY, REVY

CONVERTIBLE SECURITIES FUND

This Agreement, dated as of the ____ day of _________, 2002, made by and between Trainer Wortham Funds, a business trust (the "Trust") operating as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), on behalf of Froley, Revy Convertible Securities Fund (the "Series") and Froley, Revy Investment Company, Inc., a wholly-owned subsidiary of First Republic Bank, with its principal offices at 10900 Wilshire Blvd., Suite 900, Los Angeles, California (the "Investment Advisor").

WHEREAS, the Trust is registered as an open-end, management investment company under the Act; and

WHEREAS, the Trust desires to retain the Investment Advisor to furnish investment advisory services with respect to the Series, and the Investment Advisor is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties as follows:

1. Appointment. The Trust hereby appoints the Investment Advisor to act as investment advisor to the Series for the period and on the terms set forth in this Agreement. The Investment Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Series has furnished the Investment Advisor with copies of each of the following:

(a) Resolutions of the Board of Trustees authorizing the appointment of the Investment Advisor and approving this Agreement;

(b) The Series' most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

The Series will furnish the Investment Advisor from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject to the supervision of the Board of Trustees, the Investment Advisor will provide a continuous investment program for the Series, including investment research and day-to-day management of the Series' assets. The Investment Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Series. The Investment Advisor will provide the services under this Agreement in accordance with the Series' investment objectives, policies and restrictions as stated in the Prospectus and resolutions of the Board of Trustees. The Series wishes to be informed of important developments materially affecting the Series and its shareholders, and the Investment Advisor agrees to furnish to the Series, from time to time, such information as may be appropriate for this purpose. The Investment Advisor further agrees that it:

(a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

(b) will place orders pursuant to its investment determinations for the Series either directly with the issuer or with any broker or dealer. In executing portfolio transactions, the Investment Advisor will use its best efforts to seek on behalf of the Series the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Series and any other accounts over which the Investment Advisor exercises investment discretion. The Investment Advisor is authorized, subject to the prior approval of the Board of Trustees, to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction in such instances where the Investment Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer as viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Advisor to the Series. In addition, the Investment Advisor may take into account the sale of the Series' units in allocating purchase and sale orders for portfolio securities to brokers or dealers (including affiliated brokers and dealers that are affiliated with the Series, the Investment Advisor or the principal underwriter), provided that the Investment Advisor believes that the quality of execution and the commission are comparable to what they would be by other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Advisor or the principal underwriter or any affiliated person of either the Series, the Investment Advisor or the principal underwriter or any affiliated person of the Series, the Investment Advisor or the principal underwriter, acting as principal in the transaction except to the extent permitted by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.;

(c) will maintain all books and records with respect to the Series' securities transactions which the Series is required to maintain under applicable laws and will furnish the Board of Trustees such periodic and special reports as the Board may request; and

(d) will treat confidentially and as proprietary information of the Series all records and other information relative to the Series and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to, and approval in writing by, the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where the Investment Advisor may be exposed to civil or criminal contempt proceeds for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Board of Trustees.

4. Services Not Exclusive. The investment management services furnished by the Investment Advisor hereunder are not to be deemed exclusive, and the Investment Advisor shall be free to furnish similar services to others whether or not for compensation so long as its services under this Agreement are not impaired thereby.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Advisor hereby agrees that all records which it maintains for the Series are the property of the Series and further agrees to surrender promptly to the Series any of such records upon the Series' request. The Investment Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required by Rule 31a-1 to be maintained under the 1940 Act.

6. Expenses. During the term of this Agreement, the Investment Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Series.

7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of the effectiveness of this Agreement, the Series will pay the Investment Advisor and the Investment Advisor will accept as full compensation therefor a fee, accrued daily and paid monthly, at an annual rate of 0.625% of the daily net asset value of the Series.

8. Limitation of Liability. The Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. Duration and Termination. This Agreement will become effective at such time as shall have been approved by the shareholders of the Series, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for two years, and thereafter for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series. Notwithstanding, the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Series (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series) on sixty days' written notice or by the Investment Advisor on ninety days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the Act).

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Series.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Trainer Wortham Funds, on behalf of

Froley, Revy Convertible Securities Fund

By: _________________________

Name: ______________________

Title: _______________________

Froley, Revy Investment Company, Inc.

By: _________________________

Name: ______________________

Title: _________________________

Exhibit B

INVESTMENT ADVISORY AGREEMENT FOR THE FROLEY, REVY

INVESTMENT GRADE CONVERTIBLE SECURITIES FUND

This Agreement, dated as of the ____ day of __________, 2002, made by and between Trainer Wortham Funds, a business trust (the "Trust") operating as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), on behalf of Froley, Revy Investment Grade Convertible Securities Fund (the "Series") and Froley, Revy Investment Company, Inc., a wholly-owned subsidiary of First Republic Bank, with its principal offices at 10900 Wilshire Blvd., Suite 900, Los Angeles, California (the "Investment Advisor").

WHEREAS, the Trust is registered as an open-end, management investment company under the Act; and

WHEREAS, the Trust desires to retain the Investment Advisor to furnish investment advisory services with respect to the Series, and the Investment Advisor is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties as follows:

1. Appointment. The Trust hereby appoints the Investment Advisor to act as investment advisor to the Series for the period and on the terms set forth in this Agreement. The Investment Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Series has furnished the Investment Advisor with copies of each of the following:

(a) Resolutions of the Board of Trustees authorizing the appointment of the Investment Advisor and approving this Agreement;

(b) The Series' most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

The Series will furnish the Investment Advisor from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject to the supervision of the Board of Trustees, the Investment Advisor will provide a continuous investment program for the Series, including investment research and day-to-day management of the Series' assets. The Investment Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Series. The Investment Advisor will provide the services under this Agreement in accordance with the Series' investment objectives, policies and restrictions as stated in the Prospectus and resolutions of the Board of Trustees. The Series wishes to be informed of important developments materially affecting the Series and its shareholders, and the Investment Advisor agrees to furnish to the Series, from time to time, such information as may be appropriate for this purpose. The Investment Advisor further agrees that it:

(a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

(b) will place orders pursuant to its investment determinations for the Series either directly with the issuer or with any broker or dealer. In executing portfolio transactions, the Investment Advisor will use its best efforts to seek on behalf of the Series the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Series and any other accounts over which the Investment Advisor exercises investment discretion. The Investment Advisor is authorized, subject to the prior approval of the Board of Trustees, to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction in such instances where the Investment Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer as viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Advisor to the Series. In addition, the Investment Advisor may take into account the sale of the Series' units in allocating purchase and sale orders for portfolio securities to brokers or dealers (including affiliated brokers and dealers that are affiliated with the Series, the Investment Advisor or the principal underwriter), provided that the Investment Advisor believes that the quality of execution and the commission are comparable to what they would be by other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Advisor or the principal underwriter or any affiliated person of either the Series, the Investment Advisor or the principal underwriter or any affiliated person of the Series, the Investment Advisor or the principal underwriter, acting as principal in the transaction except to the extent permitted by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.;

(c) will maintain all books and records with respect to the Series' securities transactions which the Series is required to maintain under applicable laws and will furnish the Board of Trustees such periodic and special reports as the Board may request; and

(d) will treat confidentially and as proprietary information of the Series all records and other information relative to the Series and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to, and approval in writing by, the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where the Investment Advisor may be exposed to civil or criminal contempt proceeds for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Board of Trustees.

4. Services Not Exclusive. The investment management services furnished by the Investment Advisor hereunder are not to be deemed exclusive, and the Investment Advisor shall be free to furnish similar services to others whether or not for compensation so long as its services under this Agreement are not impaired thereby.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Advisor hereby agrees that all records which it maintains for the Series are the property of the Series and further agrees to surrender promptly to the Series any of such records upon the Series' request. The Investment Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required by Rule 31a-1 to be maintained under the 1940 Act.

6. Expenses. During the term of this Agreement, the Investment Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Series.

7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of the effectiveness of this Agreement, the Series will pay the Investment Advisor and the Investment Advisor will accept as full compensation therefor a fee, accrued daily and paid monthly, at an annual rate of 0.50% of the daily net asset value of the Series.

8. Limitation of Liability. The Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. Duration and Termination. This Agreement will become effective at such time as shall have been approved by the shareholders of the Series, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for two years, and thereafter for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series. Notwithstanding, the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Series (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series) on sixty days' written notice or by the Investment Advisor on ninety days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the Act).

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Series.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Trainer Wortham Funds, on behalf of

Froley, Revy Investment Grade Convertible Securities Fund

By: _________________________

Name: ______________________

Title: _______________________

Froley, Revy Investment Company, Inc.

By: _________________________

Name: ______________________

Title: _______________________

Exhibit C

SUB- INVESTMENT ADVISORY AGREEMENT FOR THE

FROLEY, REVY CONVERTIBLE SECURITIES FUND

This Agreement, dated as of the ____ day of _________, 2002, made by and between Froley, Revy Investment Company, Inc., a wholly-owned subsidiary of First Republic Bank, with its principal offices at 10900 Wilshire Blvd., Suite 900, Los Angeles, California (the "Investment Advisor") and Trainer, Wortham & Company, Inc., a wholly-owned subsidiary of First Republic Bank, with its principal offices at 845 Third Avenue, Sixth Floor, New York, New York (the "Sub-Advisor").

WHEREAS, the Investment Advisor has been retained by Trainer Wortham Funds, a Delaware business trust (the "Trust") operating as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), to serve as investment advisor to its separate investment series the Froley, Revy Convertible Securities Fund (the "Series"); and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish sub-investment advisory services with respect to the Series, and the Sub-Advisor is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties as follows:

1. Appointment. The Advisor hereby appoints the Sub-Advisor to act as sub-investment advisor to the Series for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Advisor has furnished the Sub-Advisor with copies of each of the following:

(a) Resolutions of the Board of Trustees authorizing the appointment of the Sub-Advisor and approving this Agreement;

(b) The Series' most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

The Advisor will furnish the Sub-Advisor from time to time with copies of all amendments of or supplements to the foregoing.

3. Sub-Advisory Services. Subject to the supervision of the Board of Trustees, the Sub-Advisor shall assist the Advisor with providing a continuous investment program for the Series, including investment research with respect to the Series' assets. The Sub-Advisor may determine from time to time what securities and other investments will be purchased, retained or sold by the Series. The Sub-Advisor will provide the services under this Agreement in accordance with the Series' investment objectives, policies and restrictions as stated in the Prospectus and resolutions of the Board of Trustees. The Series wishes to be informed of important developments materially affecting the Series and its shareholders, and the Sub-Advisor agrees to furnish to the Series, from time to time, such information as may be appropriate for this purpose. The Sub-Advisor further agrees that it:

(a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

(b) will place orders pursuant to its investment determinations for the Series either directly with the issuer or with any broker or dealer. In executing portfolio transactions, the Sub-Advisor will use its best efforts to seek on behalf of the Series the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Series and any other accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor is authorized, subject to the prior approval of the Board of Trustees, to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction in such instances where the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer as viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Advisor to the Series. In addition, the Sub-Advisor may take into account the sale of the Series' units in allocating purchase and sale orders for portfolio securities to brokers or dealers (including affiliated brokers and dealers that are affiliated with the Series, the Investment Advisor, the Sub-Advisor or the principal underwriter), provided that the Sub-Advisor believes that the quality of execution and the commission are comparable to what they would be by other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Advisor, the Sub-Advisor or the principal underwriter or any affiliated person of either the Series, the Investment Advisor, the Sub-Advisor or the principal underwriter or any affiliated person of the Series, the Investment Advisor, the Sub-Advisor or the principal underwriter, acting as principal in the transaction except to the extent permitted by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.;

(c) will maintain all books and records with respect to the Series' securities transactions which the Sub-Advisor is required to maintain under applicable laws and will furnish the Board of Trustees such periodic and special reports as the Board may request; and

(d) will treat confidentially and as proprietary information of the Series all records and other information relative to the Series and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to, and approval in writing by, the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceeds for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Board of Trustees.

4. Services Not Exclusive. The investment advisory services furnished by the Sub-Advisor hereunder are not to be deemed exclusive, and the Sub-Advisor shall be free to furnish similar services to others whether or not for compensation so long as its services under this Agreement are not impaired thereby.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Series are the property of the Series and further agrees to surrender promptly to the Series any of such records upon the Series' request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required by Rule 31a-1 to be maintained under the 1940 Act.

6. Expenses. During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Series.

7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of the effectiveness of this Agreement, the Advisor will pay the Sub-Advisor and the Sub-Advisor will accept as full compensation therefor a fee, accrued daily and paid monthly, at an annual rate of up to 0.0625% of the average daily net asset value of the Series, not to exceed 10% of the net fee received by the Advisor.

8. Limitation of Liability. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. Duration and Termination. This Agreement will become effective at such time as shall have been approved by the shareholders of the Series, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for two years, and thereafter for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series. Notwithstanding, the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Series (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series) on sixty days' written notice or by the Investment Advisor or the Sub-Advisor on ninety days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the Act).

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Series.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Froley, Revy Investment Company, Inc.

By: _________________________

Name: ______________________

Title: _______________________

Trainer, Wortham & Company, Inc.

By: _________________________

Name: ______________________

Title: _______________________

Exhibit D

SUB- INVESTMENT ADVISORY AGREEMENT FOR THE

FROLEY, REVY INVESTMENT GRADE CONVERTIBLE SECURITIES FUND

This Agreement, dated as of the ____ day of _________, 2002, made by and between Froley, Revy Investment Company, Inc., a wholly-owned subsidiary of First Republic Bank, with its principal offices at 10900 Wilshire Blvd., Suite 900, Los Angeles, California (the "Investment Advisor") and Trainer, Wortham & Company, Inc., a wholly-owned subsidiary of First Republic Bank, with its principal offices at 845 Third Avenue, Sixth Floor, New York, New York (the "Sub-Advisor").

WHEREAS, the Investment Advisor has been retained by Trainer Wortham Funds, a Delaware business trust (the "Trust") operating as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), to serve as investment advisor to its separate investment series the Froley, Revy Investment Grade Convertible Securities Fund (the "Series"); and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish sub-investment advisory services with respect to the Series, and the Sub-Advisor is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties as follows:

1. Appointment. The Advisor hereby appoints the Sub-Advisor to act as sub-investment advisor to the Series for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Advisor has furnished the Sub-Advisor with copies of each of the following:

(a) Resolutions of the Board of Trustees authorizing the appointment of the Sub-Advisor and approving this Agreement;

(b) The Series' most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

The Advisor will furnish the Sub-Advisor from time to time with copies of all amendments of or supplements to the foregoing.

3. Sub-Advisory Services. Subject to the supervision of the Board of Trustees, the Sub-Advisor shall assist the Advisor with providing a continuous investment program for the Series, including investment research with respect to the Series' assets. The Sub-Advisor may determine from time to time what securities and other investments will be purchased, retained or sold by the Series. The Sub-Advisor will provide the services under this Agreement in accordance with the Series' investment objectives, policies and restrictions as stated in the Prospectus and resolutions of the Board of Trustees. The Series wishes to be informed of important developments materially affecting the Series and its shareholders, and the Sub-Advisor agrees to furnish to the Series, from time to time, such information as may be appropriate for this purpose. The Sub-Advisor further agrees that it:

(a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

(b) will place orders pursuant to its investment determinations for the Series either directly with the issuer or with any broker or dealer. In executing portfolio transactions, the Sub-Advisor will use its best efforts to seek on behalf of the Series the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Series and any other accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor is authorized, subject to the prior approval of the Board of Trustees, to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction in such instances where the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer as viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Advisor to the Series. In addition, the Sub-Advisor may take into account the sale of the Series' units in allocating purchase and sale orders for portfolio securities to brokers or dealers (including affiliated brokers and dealers that are affiliated with the Series, the Investment Advisor, the Sub-Advisor or the principal underwriter), provided that the Sub-Advisor believes that the quality of execution and the commission are comparable to what they would be by other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Advisor, the Sub-Advisor or the principal underwriter or any affiliated person of either the Series, the Investment Advisor, the Sub-Advisor or the principal underwriter or any affiliated person of the Series, the Investment Advisor, the Sub-Advisor or the principal underwriter, acting as principal in the transaction except to the extent permitted by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.;

(c) will maintain all books and records with respect to the Series' securities transactions which the Sub-Advisor is required to maintain under applicable laws and will furnish the Board of Trustees such periodic and special reports as the Board may request; and

(d) will treat confidentially and as proprietary information of the Series all records and other information relative to the Series and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to, and approval in writing by, the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceeds for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Board of Trustees.

4. Services Not Exclusive. The investment advisory services furnished by the Sub-Advisor hereunder are not to be deemed exclusive, and the Sub-Advisor shall be free to furnish similar services to others whether or not for compensation so long as its services under this Agreement are not impaired thereby.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Series are the property of the Series and further agrees to surrender promptly to the Series any of such records upon the Series' request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required by Rule 31a-1 to be maintained under the 1940 Act.

6. Expenses. During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Series.

7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of the effectiveness of this Agreement, the Advisor will pay the Sub-Advisor and the Sub-Advisor will accept as full compensation therefor a fee, accrued daily and paid monthly, at an annual rate of up to 0.05% of the average daily net asset value of the Series, not to exceed 10% of the net fee received by the Advisor.

8. Limitation of Liability. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. Duration and Termination. This Agreement will become effective at such time as shall have been approved by the shareholders of the Series, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for two years, and thereafter for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series. Notwithstanding, the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Series (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series) on sixty days' written notice or by the Investment Advisor or the Sub-Advisor on ninety days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the Act).

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Series.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Froley, Revy Investment Company, Inc.

By: _________________________

Name: _______________________

Title: ________________________

Trainer, Wortham & Company, Inc.

By: _________________________

Name: _______________________

Title: ________________________

PROXY

TRAINER WORTHAM FUNDS

FROLEY, REVY CONVERTIBLE SECURITIES FUND

FROLEY, REVY INVESTMENT GRADE CONVERTIBLE SECURITIES FUND

SPECIAL MEETING OF SHAREHOLDERS

September 30, 2002

This Proxy Is Solicited By The Board of Trustees of

Trainer Wortham Funds (The "Trust")

For Use By Froley, Revy Convertible Securities Fund Shareholders Only

        Special Meeting -- September 30, 2002 At 2:00 P.M. Eastern Time

The undersigned hereby revokes all previous proxies for his shares and appoints JOANNE PIETRINI SMITH and MARY JANE MALONEY, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of Froley, Revy Convertible Securities Fund held of record by the undersigned on July 19, 2002, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 2:00 P.m. Eastern Time on September 30, 2002 at the offices of the Trust, 845 Third Avenue, 6th Floor, New York, New York 10022.

Proposal 1: Approval of a New Investment Advisory Agreement Between the Trust, on behalf of Froley, Revy Convertible Securities Fund, and Froley, Revy Investment Company, Inc.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

Proposal 2: Approval of a New Sub-Investment Advisory Agreement Between Froley, Revy Investment Company, Inc. and Trainer Wortham & Company, with respect to Froley, Revy Convertible Securities Fund

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

This proxy is solicited on behalf of the Board of Trustees and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of Froley, Revy Convertible Securities Fund will be cast for Proposal 1 for the approval of the New Investment Advisory Agreement and for Proposal 2 for the approval of the New Sub-Investment Advisory Agreement.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation of the Trust, authorization is given to the proxy holders to vote in accordance with their judgement on such matters. Management is not aware of any such matters.

The undersigned acknowledges receipt of the notice of meeting and proxy statement dated August 30, 2002. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

Dated: _____________________, 2002

__________________________________

Signature*

__________________________________

Signature* if held jointly

* Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated.

PROXY

TRAINER WORTHAM FUNDS

FROLEY, REVY CONVERTIBLE SECURITIES FUND

FROLEY, REVY INVESTMENT GRADE CONVERTIBLE SECURITIES FUND

SPECIAL MEETING OF SHAREHOLDERS

September 30, 2002

This Proxy Is Solicited By The Board of Trustees of

Trainer Wortham Funds (The "Trust")

For Use By Froley, Revy Investment Grade Convertible Securities Fund Shareholders Only

        Special Meeting -- September 30, 2002 At 2:00 P.M. Eastern Time

The undersigned hereby revokes all previous proxies for his shares and appoints JOANNE PIETRINI SMITH and MARY JANE MALONEY, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of Froley, Revy Investment Grade Convertible Securities Fund held of record by the undersigned on July 19, 2002, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 2:00 P.m. Eastern Time on September 30, 2002 at the offices of the Trust, 845 Third Avenue, 6th Floor, New York, New York 10022.

Proposal 1: Approval of a New Investment Advisory Agreement Between the Trust, on behalf of Froley, Revy Investment Grade Convertible Securities Fund, and Froley, Revy Investment Company, Inc.

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

Proposal 2: Approval of a New Sub-Investment Advisory Agreement Between Froley, Revy Investment Company, Inc. and Trainer Wortham & Company, with respect to Froley, Revy Investment Grade Convertible Securities Fund

[ ] FOR               [ ] AGAINST               [ ] ABSTAIN

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

This proxy is solicited on behalf of the Board of Trustees and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of Froley, Revy Convertible Securities Fund will be cast for Proposal 1 for the approval of the New Investment Advisory Agreement and for Proposal 2 for the approval of the New Sub-Investment Advisory Agreement.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation of the Trust, authorization is given to the proxy holders to vote in accordance with their judgment on such matters. Management is not aware of any such matters.

The undersigned acknowledges receipt of the notice of meeting and proxy statement dated August 30, 2002. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

Dated: _____________________, 2002

__________________________________

Signature*

__________________________________

Signature* if held jointly

* Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated.